                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of report: January 15, 1999


                 Volkswagen Credit Auto Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)






                                    EXHIBITS

        Delaware                    33-80055                   38-2748796
        --------                    --------                   ----------
(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 340-4938


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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  Item 5. Other Events


        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series l996-l for the Collection Period ended January l5, l999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


       Designation                 Description                Method of Filing
       -----------                 -----------                ----------------

       Exhibit 20          Report for the month ended         Filed with this
                           January 15, l999 provided to       report.
                           Chemical Bank, as trustee
                           under the Volkswagen Credit
                           Auto Master Trust,
                           Series 1996-1



        Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Volkswagen Credit Auto Master Trust


                                         By: Volkswagen Credit Auto
                                             Receivables Corporation


                                         By:  /s/ Allen L. Strang
                                            -----------------------------------
                                                  Allen L. Strang